GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs ESG Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity ex. China Fund

Supplement dated December 12, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2025, each as supplemented to date

At a meeting held on December 9-10, 2025, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs ESG Emerging Markets Equity Fund and Goldman Sachs Emerging Markets Equity ex. China Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Funds and their shareholders to liquidate the Funds. The Funds are expected to be liquidated on or about February 13, 2026 (the “Liquidation Date”), pursuant to Plans of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Funds will no longer be available for purchase as of the close of business on January 16, 2026, except that existing shareholders of the Funds may continue to purchase shares of the Funds until February 9, 2026. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to the Funds, they will continue to be paid either in cash, in additional shares of the Funds, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectuses.

Liquidation of Assets. Effective immediately, the Funds may depart from their stated investment objectives and policies as they prepare to liquidate and distribute their assets to shareholders. It is anticipated that the Funds’ portfolios will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Funds on the Liquidation Date will be automatically redeemed by the Funds. Each shareholder of record of a Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets, except for cash or cash equivalents in an estimated amount necessary to discharge any known or reasonably ascertainable liabilities expected to be incurred following the Liquidation Date, plus accrued and unpaid earnings of the Fund at the time of liquidation. Shares held in custodial IRA accounts directly with the Fund’s Transfer Agent on the Liquidation Date will be exchanged to the equivalent share class of the Goldman Sachs Financial Square Government Money Market Fund. The liquidation of a Fund’s portfolio will result in increased transaction costs, which must be borne by each Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in-kind, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemption of shares by current shareholders between December 12, 2025 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

Certain shareholders may redeem all or a portion of their shares of the Funds before the Liquidation Date, and as a result the Funds and their remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact a Fund’s net asset value per share.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EMELIQSTK 12-2025